UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 8, 2006

(Date of earliest event reported)

PHARMACYCLICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

995 E. Arques Avenue
Sunnyvale, California 94085-4521
(408) 774-0330

(Address of principal executive offices including zip code and registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On August 9, 2006, Pharmacyclics, Inc., a Delaware corporation (the "Registrant"), announced that two members of the Board of Directors, Craig C. Taylor and Loretta Itri, M.D., will not stand for re-election at the Registrant's 2006 annual meeting of stockholders. Mr. Taylor is also a member of the Audit and Nominating and Corporate Governance Committees of the Board of Directors.

(d) On August 9, 2006, the Registrant announced the appointment of Mr. James Knighton and Dr. Christine White, M.D. to the Board of Directors, effective as of August 8, 2006. Mr. Knighton was also appointed to the Audit and Nominating and Corporate Governance Committees of the Board of Directors, effective as of August 8, 2006. Dr. White was also appointed to the Compensation and Nominating and Corporate Governance Committees of the Board of Directors, effective as of August 8, 2006.

The description contained in this Item 5.02 is qualified in its entirety by reference to the Registrant's Press Release dated August 9, 2006, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 8, 2006, the Board of Directors of the Registrant approved an amendment to the Registrant's Amended and Restated Bylaws (the "Bylaws"), to increase the size of the Board from six to eight members until the date of the 2006 annual meeting of stockholders, at which time the size of the Board shall be automatically reduced back to six members.

The summary provided above is not intended to provide full detail or a complete disclosure of the amendment to the Company's Bylaws. For full detail and a complete disclosure of the amendment to the Company's Bylaws, please see Exhibit 3.1, attached hereto. Exhibit 3.1 is hereby incorporated in this document by reference.

Item 9.01     Financial Statements and Exhibits.

(c)     Exhibits

Exhibit No.	Description
3.1	Amendment to Amended and Restated Bylaws of Pharmacyclics, Inc.
99.1	Press Release of Pharmacyclics, Inc. dated August 9, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   August 9, 2006

PHARMACYCLICS, INC. By: /s/ LEIV LEA Name: Leiv Lea Title: Vice President, Finance & Administration and CFO and Secretary

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED AUGUST 9, 2006
Exhibit	Description
3.1	Amendment to Amended and Restated Bylaws of Pharmacyclics, Inc. PDF
99.1	Press Release of Pharmacyclics, Inc. dated August 9, 2006. PDF

         PDF    Also provided in PDF as a courtesy.